EXHIBIT 10.48


                            INDEMNIFICATION AGREEMENT

         INDEMNIFICATION AGREEMENT dated December 18, 1996 (the "Agreement"), between MORGAN PRODUCTS LTD., a Delaware corporation (the "Corporation"), and Duane Greenly an officer of the Corporation (the "Indemnitee").

         WHEREAS, the ability to attract and retain competent and experienced persons to serve as directors and officers of the Corporation is in the best interests of the Corporation and its stockholders, and the Corporation's ability to attract and retain such persons will be enhanced by providing both its current and prospective directors and officers with indemnification agreements as permitted by Delaware law so that such persons will be willing to serve or continue to serve the Corporation;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. GENERAL INDEMNIFICATION. It is the intention of the parties hereto that the Corporation shall be required to indemnify the Indemnitee to the fullest extent permitted by the law (both statutory and common) of the State of Delaware as now or hereafter in effect. Therefore, in addition to the indemnification and advancement of expenses specifically provided elsewhere herein, the Corporation shall indemnify and hold the Indemnitee harmless in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and including any action brought by or in the right of the Corporation, to which the Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in any such capacity, against all costs, charges, expenses (including attorneys' fees and costs), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, to the fullest extent then permitted by the law (both statutory and common) of the State of Delaware as now or hereafter in effect, notwithstanding that such indemnification is not specifically mandated or authorized by the other provisions of this Agreement, the Corporation's By-Laws or Certificate of Incorporation or otherwise and notwithstanding that the legal basis for such indemnification may have arisen subsequent to the act, occurrence or omission with respect to which indemnification is being sought.

         SECTION 2. THIRD PARTY ACTIONS. The Corporation shall indemnify and hold the Indemnitee harmless in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation and covered by Section 3 hereof) to which the Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in any such capacity, against all costs, charges, expenses (including attorneys' fees and costs), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the



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Corporation  and,  with respect to any  criminal  action or  proceeding,  had no reasonable cause to believe that his conduct was unlawful.

         SECTION 3. ACTIONS IN RIGHT OF CORPORATION. The Corporation shall indemnify and hold the Indemnitee harmless in connection with any threatened, pending or completed action, suit or proceeding, brought by or in the right of the Corporation to procure a judgment in the Corporation's favor, to which the Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in any such capacity, against all costs, charges and expenses (including attorneys' fees and costs) actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the Court of Chancery or such other court shall deem proper.

         SECTION 4. PREVAILING PARTY. Notwithstanding anything herein to the contrary, to the extent that the Indemnitee has been successful, on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 2 or 3 hereof, he shall be indemnified against all costs, charges and expenses (including attorneys' fees and costs) actually and reasonably incurred by him or on his behalf in connection therewith. In addition, to the extent that the Indemnitee has been partially successful, on the merits or otherwise including, without limitation. the dismissal without prejudice, as to one or more but less than all claims, issues or matters in any action, suit or proceeding referred to in Sections 2 or 3 hereof, he shall be indemnified against all costs, charges and expenses (including attorneys' fees and costs) actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter.

         SECTION 5. NO PRESUMPTIONS. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contender or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         SECTION 6. ADVANCES; EXPENSES AS WITNESS.

                  (a) Costs, charges and expenses (including attorneys' fees and costs) incurred by the Indemnitee in connection with any civil or criminal action, suit or proceeding (including one brought by or in the right of the Corporation) which might give rise to a right of indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding, provided, however, that the payment of such costs, charges and expenses (including attorneys' fees and costs) incurred by the Indemnitee in his capacity as a director or officer (and not in any other capacity) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall


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ultimately be determined  that the  Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Agreement. Any advancement of expenses pursuant to this Agreement shall be made promptly and in any event within 15 days after receipt of written request therefor from the Indemnitee, accompanied by any required undertaking.

                  (b) Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee is a witness in any action, suit or proceeding referred to in Sections 2 or 3 and any appeal therefrom to which the Indemnitee is not a party, the Corporation shall indemnify the Indemnitee against all costs, charges and expenses (including attorneys' fees and costs) actually or reasonably incurred by him or on his behalf in connection therewith.

         SECTION 7.  PROCEDURE.

                  (a) Any indemnification pursuant to this Agreement (unless ordered by a court) shall be made by the Corporation promptly and in any event within 45 days after receipt of a written request therefor from the Indemnitee, unless a determination is made within such 45 day period (i) by the Board of Directors of the Corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or
(iii) by the vote of the holders of a majority of the issued and outstanding shares of Common Stock of the Company, that indemnification of the Indemnitee is not proper in the circumstances because he has not met the applicable standard of conduct.

                  (b) The right to indemnification or advancement of expenses shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part (including by failure to act thereon) within 45 days after receipt of such written request (or, in the case of advancements, within 15 days), it being the parties' intention that if the Corporation denies the Indemnitee's request for indemnification, the question of the Indemnitee's right thereto shall be for the court to decide. The Indemnitee's costs and expenses incurred in connection with successfully establishing his right to indemnification and advancements, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for advancements where the required undertaking, if any, has been received by the Corporation) that the Indemnitee has not met the applicable standard of conduct. The burden of proving such defense shall be on the Corporation, and there shall be a rebuttable presumption that the Indemnitee did not fail to meet such applicable standard. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the Indemnitee is proper in the circumstances bemuse he has met the applicable standard of conduct, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its shareholders) that the Indemnitee has not met such applicable standard of conduct, shall be a defense or sufficient to rebut such presumption that the Indemnitee has met the applicable standard of conduct.

         SECTION 8. EXCLUSIVITY, ETC. The indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may now or hereafter he entitled under any present or future law (whether statutory or common), agreement, By-law, provision of the Certificate of Incorporation, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office or while employed by or acting as agent of the Corporation. No amendment or repeal of any present or future provision in the Corporation's Certificate of Incorporation or By-Laws


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authorizing  or  requiring  the   indemnification  of  or  advancements  to  the
Indemnitee in any such capacity, and which amendment or repeal would diminish the Indemnitee's right of indemnification or to advancements in any respect under such provision, shall be effective against the Indemnitee unless he shall consent to such amendment or repeal in a signed writing or by the Indemnitee's vote as a director or shareholder.

         SECTION 9.  SURVIVAL.

                  (a) The indemnification and advancement of expenses provisions hereof shall continue after the Indemnitee has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the Indemnitee's estate, heirs, executors and administrators.

                  (b) This Agreement shall be binding on the successors and assigns of the Corporation including, without limitation, any transferee of all or substantially all of its assets and any successor by merger, consolidation, operation of law or otherwise.

         SECTION 10. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled pursuant hereto to Indemnification for some or a portion of the expenses, judgments, fines, penalties or amounts paid in settlement, actually and reasonably incurred by the Indemnitee but not for the total amount thereof, the Corporation shall indemnify the Indemnitee for such portion thereof to which the Indemnitee is entitled.

         SECTION 11. EXCEPTIONS. Any other provisions herein to the contrary notwithstanding, the Corporation shall not be obligated pursuant to the terms of this Agreement:

                  (a) To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board of Directors finds it to be appropriate

                  (b) To indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines or penalties, and amounts paid in settlement) to the extent that such expenses or liabilities have been paid directly to the Indemnitee by an insurance carrier under a policy of officers and directors' liability insurance maintained by the Corporation.

                  (c) To indemnify the Indemnitee in connection with a suit or judgment rendered for an accounting of profits arising from the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         SECTION 12. SEVERABILITY. If this Agreement or any provision hereof shall be invalidated or held illegal or unenforceable for any reason whatsoever:

                  (a) the validity, legality and enforceability of the remaining provisions of this Agreement(including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

                  (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid,



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illegal or unenforceable,  that is not itself invalid, illegal or unenforceable)
shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

         SECTION 13.  MISCELLANEOUS.

                  (a)  This   Agreement   may  be   executed   in  one  or  more
counter-parts, each of which shall be deemed an original and together which shall constitute one and the same agreement.

                  (b) Any headings used herein are used solely for convenience and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

                  (c) All notices, demands, and other communications hereunder must be in writing and shall be deemed to have been received if delivered by hand or mailed by certified or registered mail, postage prepaid, or sent by overnight or express courier, postage prepaid to the following persons and addresses:

                           If to the Corporation:

                                    MORGAN PRODUCTS LTD.
                                    469 McLaws Circle
                                    Williamsburg, VA 23185

                                    Attention: President

                           If to the Indemnitee:

                                    Duane Greenly
                                    960 Woodside Terrace
                                    Freeport, IL 61032

or to such other name and address as to which notice shall duly be given in accordance with the terms hereof

                  (d) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                  (e) The Indemnitee agrees to promptly notify the Corporation upon being served with any citation, complaint, indictment or other document that might reasonably result in indemnification or advancement of expenses hereunder. However, no failure to provide such notice shall result in the Indemnitee losing any of his rights hereunder or impose any liability whatsoever on the Indemnitee.

                  (f) This Agreement may not be modified or amended except in a writing signed by both parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof nor shall such waiver constitute a continuing waiver.



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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the date first above written.


                                       MORGAN PRODUCTS LTD.



                                       By: /s/Larry R. Robinette
                                           __________________________
                                           Larry R. Robinette
                                           President & Chief Executive Officer


                                       By: /s/Duane R. Greenly
                                           __________________________
                                           Duane R. Greenly



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